Supplement, dated April 12, 2005, to the Prospectuses, dated May 3, 2004, of
                     Seligman Portfolios, Inc. (the "Fund")
                                on behalf of its
              Seligman High-Yield Bond Portfolio (the "Portfolio")

Effective April 12, 2005, the following information supersedes and replaces the information set forth on page 32 the Fund's Prospectus under the caption "Seligman High-Yield Bond Portfolio - Portfolio Management":

Paul Langlois, a Senior Vice President of Seligman is currently responsible for the day-to-day portfolio management of the Portfolio. Effective April 28, 2005, Mr. J. Eric Misenheimer will join Seligman as a Senior Vice President and the Head of the High-Yield Team, and be responsible for day-to-day portfolio management of the Portfolio.

Mr. Langlois joined Seligman in March of 2002. Previously, Mr. Langlois was an Analyst with Triton Partners since October 2000. Prior to then, he held analyst positions with Delaware Management from 1997 to 2000.

Until recently, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

When he joins Seligman, Mr. Misenheimer will also be responsible for the day-to-day management of the Seligman High-Yield Bond Series, a series of Seligman High Income Fund Series.